UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

QS

STRATEGIC REAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Strategic Real Return Fund for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

II	QS Strategic Real Return Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its

QS Strategic Real Return Fund	III

Investment commentary (cont’d)

intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, after the reporting period ended, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Inflation remained generally well contained during the reporting period. For the twelve months ended September 30, 2017, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)ix was 2.2%. The CPI-U less food and energy was 1.7% over the same period. Inflation-protected securities modestly declined during the reporting period. For the twelve months ended September 30, 2017, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexx returned -0.73%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	QS Strategic Real Return Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[x]	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

QS Strategic Real Return Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. Under normal market conditions, the Fund, using a tactical asset allocation program, seeks to provide an attractive long-term real return. The Fund defines real return as total return reduced by the impact of inflation. In seeking to meet its investment objective, the Fund implements a tactical asset allocation program overseen by its adviser and a subadviser, QS Investors, LLC (“QS Investors”). The Fund may allocate its assets among five investment “sleeves” which we believe are generally complementary to each other, with the following target allocations of the Fund’s net assets:

•	Inflation-Linked Debt Securities (40%)

•	Global Equity Securities (20%)

•	Commodity-Linked Securities (20%)

•	Exchange-Traded Funds (“ETFs”) that invest in Real Estate Investment Trusts (“REITs”)[i] (10%)

•	Tactical Strategy (10%)

Actual allocations may deviate from each target allocation shown above by up to 50% of such target allocation. The composition and asset allocation of the Fund’s investment portfolio will vary over time, based on QS Investors’ overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are primarily based on QS Investors’ evaluations of the relative attractiveness of the asset classes in which the Fund invests. The processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. Holdings in a particular strategy may also vary because of performance differences among the different strategies.

The Fund utilizes a “multi-manager” approach, whereby the adviser and each subadviser provide day-to-day management for one or more of the investment sleeves. The adviser and each subadviser use different investment strategies in managing the sleeves, act independently from the others in their management of the investment sleeve for which they are responsible, and use their own methodology for selecting investments. Currently, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) manage the Inflation-Linked Debt Securities Sleeve and, QS Investors manages the Global Equity Securities Sleeve, the Commodity-Linked Securities Sleeve, the ETF REITs Sleeve and the Tactical Strategy Sleeve. QS Investors may also allocate a portion of the Fund’s assets to ClearBridge Investments, LLC (“ClearBridge”), either in place of, or in addition to, the subadvisers named above. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it. The Fund may use commodity derivatives (swaps and S&P GSCI®ii futures) to gain exposure to commodities. These derivatives are fully collateralized with cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The twelve-month reporting period ended September 30, 2017 was a period of prolonged and consistent equity growth across all major regions and a decline in fixed income markets. Global and U.S. equities appreciated 18.65% and 18.61%, respectively, in the reporting period as measured by the MSCI All Country World

QS Strategic Real Return Fund 2017 Annual Report	1

Fund overview (cont’d)

Indexiii and S&P 500 Index (“S&P 500”)iv. In fact, the S&P 500, NASDAQ Composite Indexv and Russell 2000 Indexvi all hit new all-time highs on the last trading day in September 2017, with the S&P 500 closing out its eighth consecutive quarterly gain. Emerging market equities outperformed both the U.S. and global equity markets, appreciating 22.46% in the period, as measured by the MSCI Emerging Markets Indexvii. Reflecting the notion that the U.S. market remains in a prolonged era of growth and other parts of the world are now catching up, global, U.S. and emerging markets equities each appreciated in eleven out of twelve months during the period.

The first quarter of the reporting period was dominated by strong levels of uncertainty regarding the November 2016 U.S. presidential election and a wave of market volatility following the resulting election of Donald Trump, which came as a surprise to both polls and most financial market prognosticators. President Trump’s comments suggesting the implementation of expansionary fiscal policies in 2017, largely in the form of tax cuts, infrastructure spending and corporate deregulation, spurred strong equity market performance in November 2016 and December 2016. Overall, the quarter was strongly “risk on”, and financial markets exhibited high levels of dispersion across global asset classes.

Equity market strength during the last calendar quarter of 2016 coincided with steep losses in global fixed income — a return to a negatively correlated relationship that has not necessarily held true over recent years. The Bloomberg Barclays U.S. Aggregate Indexviii was down 7.07% during the last three months of 2016. Government debt indexes were down even more sharply, with the Bloomberg Barclays Global Treasury ex-U.S. Indexix and the Bloomberg Barclays Long U.S. Aggregate Treasury Indexx down 9.96% and 11.67%, respectively. Such declines in fixed income prices are nearly unprecedented — losses at these levels have not been observed since the early 1980’s.

The second quarter of the reporting period (January 2017 — March 2017) largely extended the so-called “Trump rally” that started at the end of 2016 based on numerous fiscal growth policies linked to Donald Trump’s election to the U.S. presidency, which included increased infrastructure spending, decreased business regulation, and corporate tax cuts. Equity market growth in the second quarter was driven by more than pro-growth policy expectations. Many prominent economic indicators showed positive trends, both in the U.S. and globally. These data points led the Federal Reserve Board (the “Fed”)xi to continue its rate tightening policy, raising rates by 0.25% at the conclusion of it March 2017 meeting. That decision continued a hiking trend that began in December 2016, and market expectations stand at two more rate hikes this year. Reflecting stronger growth trends in the U.S. compared to other regions, other major central banks, including the Band of Japanxii and European Central Bank (“ECB”)xiii, left rates unchanged.

Equity markets across most major regions extended strong performance in the second calendar quarter of 2017. With the exception of Japan, this marked the second consecutive quarter of positive equity returns for major regional stock indices. U.S. equity markets (as represented by the S&P 500 Index) were a particular source of con-sistency, appreciating in each month

2	QS Strategic Real Return Fund 2017 Annual Report

year-to-date, a trend that began in November 2016 following the U.S. presidential election. While global economic data was more mixed in this period compared to the first quarter of 2017, the overall picture was still positive. Growth was also fueled by positive macro events, including several that lessened previous concerns about President Trump’s agenda on global trade. For instance, on April 12, 2017, President Trump declared that the Chinese are “not currency manipulators” and on April 26, 2017, President Trump agreed “not to terminate the North American Free Trade Agreement at this time.” In Europe, the French presidential election resulted in centrist Emmanuel Macron’s election, quelling the market’s concerns that an extremist would be elected.

Equities continued the strong performance through the last quarter of the reporting period. This growth occurred in spite of a global political landscape dotted with headline events concerning North Korea trading threats with the U.S. and nuclear weapons testing. Traders seem to perceive these political risks as the “new normal” as headlines such as those concerning North Korea and terrorist attacks have had a muted effect on equity returns throughout 2017. In fact, the VIX Indexxiv, historically known as the market’s “fear index”, ended the month of September 2017 at 9.55% — that was the eighth lowest closing level for the VIX Index since its inception in January of 1990. Throughout the entire period, equity volatility remained near historic lows.

Q. How did we respond to these changing market conditions?

A. Our process focuses mostly on strategic allocation which diversifies among traditional and alternative asset classes and is designed to hedge against short-term and long term-inflation. During the year, no changes were made to the strategic weights. However, three of the underlying sleeves did use active management in order to take advantage of changes in investment opportunities. In the Inflation-Linked Debt sleeves the managers maintained a small allocation to higher-grade corporate debt as they felt that spread sectors would continue to outperform government bonds. They also maintained a preference to be overweight selective inflation-linked bonds with a bias toward flatter real and nominal yield curves, managing overall duration to benefit from the increased volatility in yields. In the Global Equities sleeve, the managers were, overweight and underweight sectors based on the current inflation regime. Over the past year, they’ve been slightly overweight the Financials and Health Care sectors, while maintaining a slight bias toward value stocks. Finally, the Tactical sleeve has been used to shift among risky assets to take advantage of changes in investment opportunities. The tactical views have been taken in global equities, global fixed income and currency markets. Earlier in the year, the Tactical sleeve managers generally favored global equities over global fixed income. Later in the period, they shifted to overweighting both equities and fixed income while maintaining a short position in the US dollar vs. foreign currencies.

Performance review

For the twelve months ended September 30, 2017, Class A shares of QS Strategic Real Return Fund, excluding sales charges, returned 4.75%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexxv, returned -0.73% for the same period. The

QS Strategic Real Return Fund 2017 Annual Report	3

Fund overview (cont’d)

Lipper Flexible Portfolio Funds Category Average1 returned 9.51% over the same time frame.

Performance Snapshot as of September 30, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
QS Strategic Real Return Fund[2]:
Class A	5.25%	4.75%
Class A2	5.14%	4.54%
Class C	4.87%	3.98%
Class I	5.30%	5.08%
Class IS	5.46%	5.14%
Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index	0.46%	-0.73%
Lipper Flexible Portfolio Funds Category Average[1]	5.25%	9.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.50%, 1.75%, 2.31%, 1.19% and 1.11%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of exchange-traded funds (“ETFs”)), dividend expense on short sales, taxes and extraordinary expenses, to aver- age net assets will not exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to the arrangement. These expense limitation arrangements take into account the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 669 funds for the six-month period and among the 634 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective September 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

4	QS Strategic Real Return Fund 2017 Annual Report

expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to performance during the reporting period was the allocation to global equity (managed by QS Investors and representing approximately 20.6% of the total Fund as of September 30, 2017). The second strongest performing asset was the allocation to commodities (with notional contract value representing approximately 21.6% of the Fund as of September 30, 2017). Over the twelve months ending September 30, 2017, the global equity sleeve contributed 4.6% and the commodity sleeve contributed 0.4% when considering both return and weight in the portfolio.

Q. What were the leading detractors from performance?

A. The largest detractor from performance during the reporting period was the allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)xvi (representing 33.3% of the total Fund as of September 30, 2017). Additionally, the Fund’s Global Tactical Asset Allocation sleeve also was a performance detractor. These asset classes contributed -0.8% and -0.7%, respectively, of the strategy’s total return when considering both return and weight in the Fund.

Thank you for your investment in QS Strategic Real Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Adam J. Petryk, CFA

Portfolio Manager

QS Investors, LLC

Thomas Picciochi

Portfolio Manager

QS Investors, LLC

Ellen Tesler

Portfolio Manager

QS Investors, LLC

October 20, 2017

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value.

QS Strategic Real Return Fund 2017 Annual Report	5

Fund overview (cont’d)

Equity securities are subject to market and price fluctuations. The Fund is non-diversified, and therefore it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage, which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. The Fund is subject to the illiquidity, credit and interest rate risks of REITs, as well as risks associated with small-and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 24 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS Strategic Real Return Fund 2017 Annual Report

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

iii

The MSCI All Country World Index (“MSCI ACWI”) a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the maximum possible dividend reinvestment.

viii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Bloomberg Barclays Global Treasury ex-U.S. Index is an unmanaged index composed of those securities included in the Barclays Global Aggregate Bond Index that are Treasury securities, with the U.S. excluded while hedging the currency back to the US dollar.

[x]

The Bloomberg Barclays Long U.S Aggregate Treasury Index is an unmanaged index which includes all publicly issued, US Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

xi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

xii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

xiii	The European Central Bank (“ECB”) is responsible for the monetary system of European Union and the euro currency.

xiv

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

xv	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

xvi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

QS Strategic Real Return Fund 2017 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	QS Strategic Real Return Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	5.25%	$1,000.00	$1,052.50	1.33%	$6.84	Class A	5.00%	$1,000.00	$1,018.40	1.33%	$6.73
Class A2	5.14	1,000.00	1,051.40	1.53	7.87	Class A2	5.00	1,000.00	1,017.40	1.53	7.74
Class C	4.87	1,000.00	1,048.70	2.08	10.68	Class C	5.00	1,000.00	1,014.64	2.08	10.50
Class I	5.30	1,000.00	1,053.00	1.08	5.56	Class I	5.00	1,000.00	1,019.65	1.08	5.47
Class IS	5.46	1,000.00	1,054.60	0.98	5.05	Class IS	5.00	1,000.00	1,020.16	0.98	4.96

QS Strategic Real Return Fund 2017 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	QS Strategic Real Return Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class A2†	Class C†	Class I†	Class IS†
Twelve Months Ended 9/30/17	4.75%	4.54%	3.98%	5.08%	5.14%
Five Years Ended 9/30/17	-0.92	N/A	-1.66	-0.67	-0.58
Inception* through 9/30/17	2.15	-0.97	1.40	2.41	1.13

With sales charges[2]	Class A†	Class A2†	Class C†	Class I†	Class IS†
Twelve Months Ended 9/30/17	-1.28%	-1.46%	2.98%	5.08%	5.14%
Five Years Ended 9/30/17	-2.09	N/A	-1.66	-0.67	-0.58
Inception* through 9/30/17	1.35	-2.15	1.40	2.41	1.13

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/26/10 through 9/30/17)	17.49%
Class A2 (Inception date of 10/31/12 through 9/30/17)	-4.69
Class C (Inception date of 2/26/10 through 9/30/17)	11.16
Class I (Inception date of 2/26/10 through 9/30/17)	19.83
Class IS (Inception date of 12/15/11 through 9/30/17)	6.72

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are February 26, 2010, October 31, 2012, February 26, 2010, February 26, 2010 and December 15, 2011, respectively.

†	Effective September 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

QS Strategic Real Return Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of QS Strategic Real Return Fund vs. Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index‡ — February 26, 2010 - September 2017

Value of $1,000,000 invested in

Class I Shares of QS Strategic Real Return Fund vs. Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index‡ — February 26, 2010 -September 2017

12	QS Strategic Real Return Fund 2017 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of QS Strategic Real Return Fund on February 26, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index. The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Strategic Real Return Fund 2017 Annual Report	13

Consolidated schedule of investments

September 30, 2017

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 33.3%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	1,850,025	$2,081,950
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,979,624	3,338,267
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	348,103	456,180
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	3,990,560	4,821,714
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	938,108	1,277,488
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	339,768	428,104
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	804,830	1,019,744
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,755,011	1,698,326
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	2,594,340	2,866,633
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	101,408	100,069
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	2,820,663	2,831,740
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	3,825,835	3,845,479
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	1,432,358	1,489,615
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,661,200	2,675,383
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	2,693,721	2,688,385
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	1,893,384	1,919,179
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	1,545,330	1,567,154
Total U.S. Treasury Inflation Protected Securities (Cost — $34,643,559)				35,105,410
Corporate Bonds & Notes — 2.4%
Energy — 2.0%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	50,000	51,427
Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	50,000	55,935
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	190,000	236,067
Apache Corp., Senior Notes	2.625%	1/15/23	50,000	49,068
Apache Corp., Senior Notes	5.100%	9/1/40	30,000	31,485
Apache Corp., Senior Notes	4.750%	4/15/43	230,000	231,084
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	50,000	50,038
BP Capital Markets PLC, Senior Notes	3.588%	4/14/27	240,000	247,190
Devon Energy Corp., Senior Notes	5.850%	12/15/25	230,000	265,573
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	50,000	50,912
Noble Energy Inc., Senior Notes	3.900%	11/15/24	50,000	51,268
Noble Energy Inc., Senior Notes	5.250%	11/15/43	230,000	242,111
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	100,000	98,571
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	100,000	104,625
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	160,000	207,005

See Notes to Consolidated Financial Statements.

14	QS Strategic Real Return Fund 2017 Annual Report

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
WPX Energy Inc., Senior Notes	7.500%	8/1/20	60,000	$65,550
Total Oil, Gas & Consumable Fuels				1,986,482
Total Energy				2,037,909
Materials — 0.4%
Metals & Mining — 0.4%
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	60,000	72,300
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	50,000	57,416
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	50,000	50,399	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	220,000	234,159
Teck Resources Ltd., Senior Notes	3.750%	2/1/23	40,000	40,658
Total Materials				454,932
Total Corporate Bonds & Notes (Cost — $2,412,869)				2,492,841
U.S. Government & Agency Obligations — 17.6%
U.S. Government Obligations — 17.6%
U.S. Treasury Bills	0.957%	12/14/17	9,300,000	9,282,037	(b)
U.S. Treasury Bills	1.173%	3/15/18	9,300,000	9,251,120	(b)
Total U.S. Government & Agency Obligations (Cost — $18,530,337)				18,533,157

			Shares
Common Stocks — 20.6%
Consumer Discretionary — 2.5%
Auto Components — 0.2%
Delphi Automotive PLC			1,937	190,601
Automobiles — 0.2%
Mazda Motor Corp.			7,400	113,499	(c)
Subaru Corp.			3,400	122,738	(c)
Total Automobiles				236,237
Diversified Consumer Services — 0.1%
New Oriental Education & Technology Group Inc., ADR			1,369	120,828
Hotels, Restaurants & Leisure — 0.5%
Brinker International Inc.			2,465	78,535
Genting Singapore PLC			151,800	131,211	(c)
Jack in the Box Inc.			1,293	131,783
Wyndham Worldwide Corp.			1,323	139,457
Total Hotels, Restaurants & Leisure				480,986
Household Durables — 0.3%
Electrolux AB, Class B Shares			4,795	163,046	(c)
Persimmon PLC			3,125	108,126	(c)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	15

Consolidated schedule of investments (cont’d)

September 30, 2017

QS Strategic Real Return Fund

Security	Shares	Value
Household Durables — continued
Taylor Wimpey PLC	34,406	$90,137	(c)
Total Household Durables		361,309
Media — 0.4%
CBS Corp., Class B Shares, Non Voting Shares	2,673	155,034
Scripps Networks Interactive Inc., Class A Shares	1,401	120,332
Time Warner Inc.	1,144	117,203
Total Media		392,569
Specialty Retail — 0.7%
Home Depot Inc.	1,810	296,043
Lowe’s Cos. Inc.	2,422	193,615
Ross Stores Inc.	1,937	125,072
TJX Cos. Inc.	1,585	116,862
Total Specialty Retail		731,592
Textiles, Apparel & Luxury Goods — 0.1%
Pandora A/S	1,198	118,254	(c)
Total Consumer Discretionary		2,632,376
Consumer Staples — 1.4%
Beverages — 0.3%
Kirin Holdings Co., Ltd.	7,000	164,813	(c)
PepsiCo Inc.	1,023	113,993
Total Beverages		278,806
Food & Staples Retailing — 0.2%
CVS Health Corp.	1,602	130,275
Wal-Mart Stores Inc.	1,518	118,616
Total Food & Staples Retailing		248,891
Food Products — 0.5%
Archer-Daniels-Midland Co.	3,220	136,882
Morinaga & Co., Ltd.	2,400	133,457	(c)
Nichirei Corp.	3,200	80,369	(c)
PT Indofood Sukses Makmur Tbk	190,200	119,218	(c)
Total Food Products		469,926
Household Products — 0.3%
Church & Dwight Co. Inc.	2,230	108,043
Clorox Co.	812	107,111
Reckitt Benckiser Group PLC	1,544	141,083	(c)
Total Household Products		356,237

See Notes to Consolidated Financial Statements.

16	QS Strategic Real Return Fund 2017 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Tobacco — 0.1%
KT&G Corp.	746	$68,709	(c)
Total Consumer Staples		1,422,569
Energy — 1.2%
Energy Equipment & Services — 0.2%
Subsea 7 SA	9,631	158,330	(c)
Oil, Gas & Consumable Fuels — 1.0%
Exxon Mobil Corp.	1,548	126,905
Formosa Petrochemical Corp.	42,000	144,754	(c)
OMV AG	2,919	170,114	(c)
Petroleo Brasileiro SA, ADR	13,904	134,312	*
Polskie Gornictwo Naftowe i Gazownictwo SA	85,701	159,488	(c)
Repsol SA	6,294	116,118	(c)
Valero Energy Corp.	3,132	240,945
Total Oil, Gas & Consumable Fuels		1,092,636
Total Energy		1,250,966
Financials — 4.5%
Banks — 1.9%
Bank of America Corp.	11,773	298,328
BNP Paribas SA	2,233	180,188	(c)
Canadian Imperial Bank of Commerce	2,100	183,736
Citigroup Inc.	3,433	249,717
Citizens Financial Group Inc.	5,376	203,589
Danske Bank A/S	4,373	174,887	(c)
Fifth Third Bancorp	4,467	124,987
JPMorgan Chase & Co.	2,182	208,403
National Bank of Canada	4,400	211,757
Societe Generale SA	2,062	120,627	(c)
Total Banks		1,956,219
Capital Markets — 0.2%
3i Group PLC	12,113	148,214	(c)
Bank of New York Mellon Corp.	2,110	111,872
Total Capital Markets		260,086
Consumer Finance — 0.2%
Capital One Financial Corp.	2,716	229,937
Insurance — 2.2%
Allianz SE, Registered Shares	1,157	259,764	(c)
Allstate Corp.	2,131	195,860
American Financial Group Inc.	1,531	158,382

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	17

Consolidated schedule of investments (cont’d)

September 30, 2017

QS Strategic Real Return Fund

Security	Shares	Value
Insurance — continued
AXA SA	7,472	$226,047	(c)
Axis Capital Holdings Ltd.	1,232	70,606
Dai-ichi Life Holdings Inc.	7,700	138,432	(c)
Dongbu Insurance Co., Ltd.	1,293	82,504	(c)
Hannover Rueck SE	1,430	172,347	(c)
Hanover Insurance Group Inc.	1,744	169,046
Prudential Financial Inc.	1,232	130,986
SCOR SE	4,350	182,430	(c)
Standard Life Aberdeen PLC	32,443	188,509	(c)
Swiss Life Holding AG, Registered Shares	447	157,457	(c)
Swiss Re AG	1,657	150,108	(c)
Total Insurance		2,282,478
Total Financials		4,728,720
Health Care — 2.8%
Biotechnology — 0.6%
Amgen Inc.	1,163	216,841
Biogen Inc.	528	165,327	*
Gilead Sciences Inc.	1,978	160,258
United Therapeutics Corp.	808	94,690	*
Total Biotechnology		637,116
Health Care Equipment & Supplies — 0.6%
Baxter International Inc.	3,494	219,248
Edwards Lifesciences Corp.	1,777	194,244	*
Hoya Corp.	2,300	124,749	(c)
Masimo Corp.	1,169	101,188	*
Total Health Care Equipment & Supplies		639,429
Health Care Providers & Services — 1.3%
Aetna Inc.	1,269	201,784
Anthem Inc.	1,158	219,881
CIGNA Corp.	637	119,081
Express Scripts Holding Co.	2,156	136,518	*
HCA Healthcare Inc.	794	63,195	*
Humana Inc.	545	132,778
McKesson Corp.	920	141,321
Miraca Holdings Inc.	2,800	130,269	(c)
UnitedHealth Group Inc.	855	167,452
WellCare Health Plans Inc.	572	98,235	*
Total Health Care Providers & Services		1,410,514

See Notes to Consolidated Financial Statements.

18	QS Strategic Real Return Fund 2017 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Pharmaceuticals — 0.3%
Bayer AG, Registered Shares	595	$81,083	(c)
Merck & Co. Inc.	1,702	108,979
Shionogi & Co., Ltd.	2,100	114,882	(c)
Total Pharmaceuticals		304,944
Total Health Care		2,992,003
Industrials — 2.2%
Aerospace & Defense — 0.7%
Boeing Co.	1,113	282,936
Leonardo SpA	7,931	148,583	(c)
Northrop Grumman Corp.	661	190,183
Safran SA	1,600	163,470	(c)
Total Aerospace & Defense		785,172
Airlines — 0.3%
Qantas Airways Ltd.	37,336	171,297	(c)
Southwest Airlines Co.	2,641	147,843
Total Airlines		319,140
Building Products — 0.2%
Owens Corning	2,001	154,777
Construction & Engineering — 0.1%
Hochtief AG	516	87,058	(c)
Electrical Equipment — 0.2%
Vestas Wind Systems A/S	2,356	211,435	(c)
Machinery — 0.2%
Toro Co.	2,859	177,430
Professional Services — 0.2%
Manpowergroup Inc.	1,639	193,107
Road & Rail — 0.1%
Union Pacific Corp.	730	84,658
Trading Companies & Distributors — 0.1%
Marubeni Corp.	11,000	75,183	(c)
Sumitomo Corp.	5,200	74,861	(c)
Total Trading Companies & Distributors		150,044
Transportation Infrastructure — 0.1%
Aena SME SA	548	99,060	(c)
Total Industrials		2,261,881
Information Technology — 3.5%
Communications Equipment — 0.2%
Cisco Systems Inc.	7,437	250,106

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	19

Consolidated schedule of investments (cont’d)

September 30, 2017

QS Strategic Real Return Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — 0.2%
Hitachi Ltd.	26,000	$183,402	(c)
Internet Software & Services — 0.5%
Alphabet Inc., Class A Shares	241	234,666	*
Facebook Inc., Class A Shares	1,849	315,939	*
Total Internet Software & Services		550,605
IT Services — 0.2%
Visa Inc., Class A Shares	1,603	168,700
Semiconductors & Semiconductor Equipment — 0.7%
Applied Materials Inc.	4,488	233,780
Broadcom Ltd.	491	119,087
KLA-Tencor Corp.	727	77,062
NVIDIA Corp.	1,061	189,675
Texas Instruments Inc.	1,717	153,912
Total Semiconductors & Semiconductor Equipment		773,516
Software — 0.4%
Citrix Systems Inc.	1,232	94,642	*
Microsoft Corp.	1,764	131,400
VMware Inc., Class A Shares	1,320	144,131	*
Total Software		370,173
Technology Hardware, Storage & Peripherals — 1.3%
Apple Inc.	4,000	616,480
FUJIFILM Holdings Corp.	4,000	155,951	(c)
HP Inc.	8,802	175,688
Lite-On Technology Corp.	51,000	73,005	(c)
Samsung Electronics Co., Ltd.	144	323,670	(c)
Total Technology Hardware, Storage & Peripherals		1,344,794
Total Information Technology		3,641,296
Materials — 1.2%
Chemicals — 0.3%
Celanese Corp., Series A Shares	1,141	118,972
Chemours Co.	2,245	113,620
Huntsman Corp.	5,489	150,508
Total Chemicals		383,100
Containers & Packaging — 0.1%
Avery Dennison Corp.	1,281	125,974
Metals & Mining — 0.6%
Anglo American PLC	4,271	76,676	(c)
Boliden AB	2,937	99,548	(c)

See Notes to Consolidated Financial Statements.

20	QS Strategic Real Return Fund 2017 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Metals & Mining — continued
Glencore PLC	20,620	$94,526	*(c)
POSCO	349	96,717	(c)
Rio Tinto PLC	2,643	123,030	(c)
South32 Ltd.	42,949	110,711	(c)
Total Metals & Mining		601,208
Paper & Forest Products — 0.2%
UPM-Kymmene OYJ	7,363	199,697	(c)
Total Materials		1,309,979
Real Estate — 0.2%
Real Estate Management & Development — 0.2%
Country Garden Holdings Co., Ltd.	135,000	216,444	(c)
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.6%
AT&T Inc.	2,206	86,409
China Telecom Corp., Ltd., Class H Shares	134,000	68,522	(c)
KT Corp., ADR	7,042	97,672
LG Uplus Corp.	6,096	71,093	(c)
Nippon Telegraph & Telephone Corp.	4,336	198,854	(c)
PT Telekomunikasi Indonesia Persero Tbk	501,500	173,426	(c)
Total Diversified Telecommunication Services		695,976
Wireless Telecommunication Services — 0.2%
KDDI Corp.	6,500	171,484	(c)
Total Telecommunication Services		867,460
Utilities — 0.3%
Electric Utilities — 0.2%
Kansai Electric Power Co. Inc.	9,300	119,039	(c)
Korea Electric Power Corp.	2,906	98,406	(c)
Total Electric Utilities		217,445
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy Inc.	5,281	135,141
Total Utilities		352,586
Total Common Stocks (Cost — $15,595,949)		21,676,280
Investments in Underlying Funds — 16.7%
SPDR S&P 500 ETF Trust	25,963	6,522,685
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	133,545	11,096,254
Total Investments in Underlying Funds (Cost — $11,662,770)		17,618,939
Total Investments before Short-Term Investments (Cost — $82,845,484)		95,426,627

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	21

Consolidated schedule of investments (cont’d)

September 30, 2017

QS Strategic Real Return Fund

Security	Rate	Shares	Value
Short-Term Investments — 5.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $5,829,485)	0.907%	5,829,485	$5,829,485
Total Investments — 96.2% (Cost — $88,674,969)			101,256,112
Other Assets in Excess of Liabilities — 3.8%			4,040,098
Total Net Assets — 100.0%			$105,296,210

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Rate shown represents yield-to-maturity.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange-Traded Fund
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depositary Receipts

At September 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian 10-Year Bonds	115	12/17	$11,655,670	$11,459,937	$(195,733)
Canadian 10-Year Bonds	60	12/17	6,633,718	6,506,111	(127,607)
Dax Index	3	12/17	1,107,064	1,134,447	27,383
E-Mini S&P 500 Index	4	12/17	492,201	503,220	11,019
Euro-Bund	28	12/17	5,389,607	5,328,338	(61,269)
S&P GSCI	228	10/17	22,144,927	22,748,700	603,773
S&P/TSX 60	10	12/17	1,401,066	1,472,571	71,505
SPI 200 Index	1	12/17	112,172	111,149	(1,023)
Topix Index	5	12/17	697,845	744,279	46,434
United Kingdom Long Gilt Bonds	3	12/17	509,418	497,997	(11,421)
					363,061
Contracts to Sell:
FTSE 100 Index	1	12/17	98,997	98,215	782
Japanese 10-Year Bonds	60	12/17	8,053,490	8,018,485	35,005
U.S. Treasury 10-Year Notes	63	12/17	7,960,515	7,894,688	65,827
U.S. Treasury Long-Term Bonds	6	12/17	937,950	916,875	21,075
					122,689
Net unrealized appreciation on open futures contracts					$485,750

See Notes to Consolidated Financial Statements.

22	QS Strategic Real Return Fund 2017 Annual Report

QS Strategic Real Return Fund

At September 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	14,830,000	USD	1,875,923	Bank of New York	10/18/17	$(13,284)
NOK	18,180,000	USD	2,299,682	Bank of New York	10/18/17	(16,286)
SEK	15,560,000	USD	1,917,860	Bank of New York	10/18/17	(5,878)
USD	213,976	JPY	24,000,000	Bank of New York	10/18/17	544
NOK	6,880,000	USD	872,510	Citibank N.A.	10/18/17	(8,386)
USD	1,097,791	NZD	1,525,000	Citibank N.A.	10/18/17	(3,386)
AUD	2,882,000	USD	2,297,179	HSBC Bank USA, N.A.	10/18/17	(36,905)
AUD	369,000	USD	294,122	HSBC Bank USA, N.A.	10/18/17	(4,725)
CHF	1,361,000	USD	1,410,307	HSBC Bank USA, N.A.	10/18/17	(3,439)
CHF	1,191,000	USD	1,234,148	HSBC Bank USA, N.A.	10/18/17	(3,009)
EUR	16,831,000	USD	20,021,215	HSBC Bank USA, N.A.	10/18/17	(112,667)
GBP	3,107,000	USD	4,152,571	HSBC Bank USA, N.A.	10/18/17	12,868
GBP	550,000	USD	735,087	HSBC Bank USA, N.A.	10/18/17	2,278
JPY	517,200,000	USD	4,677,999	HSBC Bank USA, N.A.	10/18/17	(78,544)
JPY	196,500,000	USD	1,777,314	HSBC Bank USA, N.A.	10/18/17	(29,841)
MXN	41,060,000	USD	2,303,772	HSBC Bank USA, N.A.	10/18/17	(54,603)
NZD	3,069,000	USD	2,208,922	HSBC Bank USA, N.A.	10/18/17	7,152
NZD	754,000	USD	542,694	HSBC Bank USA, N.A.	10/18/17	1,757
USD	1,116,876	CAD	1,362,000	HSBC Bank USA, N.A.	10/18/17	25,183
USD	158,196	EUR	133,000	HSBC Bank USA, N.A.	10/18/17	876
USD	1,367,913	SEK	10,970,000	HSBC Bank USA, N.A.	10/18/17	19,942
CAD	6,793,000	USD	5,571,312	UBS AG	10/18/17	(126,475)
CAD	2,171,000	USD	1,757,533	UBS AG	10/18/17	(17,398)
SEK	11,710,000	USD	1,460,026	UBS AG	10/18/17	(21,125)
USD	290,890	AUD	369,000	UBS AG	10/18/17	1,493
USD	1,396,586	CHF	1,351,000	UBS AG	10/18/17	54
USD	368,255	EUR	312,000	UBS AG	10/18/17	(794)
USD	772,233	GBP	574,000	UBS AG	10/18/17	2,693
Total						$(461,905)

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	23

Consolidated schedule of investments (cont’d)

September 30, 2017

QS Strategic Real Return Fund

Abbreviations used in this table (cont’d):
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

See Notes to Consolidated Financial Statements.

24	QS Strategic Real Return Fund 2017 Annual Report

Consolidated statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $88,674,969)	$101,256,112
Foreign currency, at value (Cost — $32,324)	28,748
Cash	2,712,267
Deposits with brokers for open futures contracts	1,093,246
Receivable from broker — variation margin on open futures contracts	467,342
Interest and dividends receivable	212,110
Foreign currency collateral for open futures contracts, at value (Cost — $138,288)	140,282
Unrealized appreciation on forward foreign currency contracts	74,840
Prepaid expenses	35,277
Total Assets	106,020,224

Liabilities:
Unrealized depreciation on forward foreign currency contracts	536,745
Investment management fee payable	57,799
Trustees’ fees payable	2,495
Service and/or distribution fees payable	559
Payable for Fund shares repurchased	43
Accrued expenses	126,373
Total Liabilities	724,014
Total Net Assets	$105,296,210

Net Assets:
Par value (Note 7)	$87
Paid-in capital in excess of par value	89,591,271
Undistributed net investment income	1,839,050
Accumulated net realized gain on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	1,262,283
Net unrealized appreciation on investments, futures contracts, forward foreign currency contracts and foreign currencies	12,603,519
Total Net Assets	$105,296,210

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	25

Consolidated statement of assets and liabilities (cont’d)

September 30, 2017

Net Assets:
Class A	$550,611
Class A2	$1,380,589
Class C	$195,544
Class I	$1,673,762
Class IS	$101,495,704

Shares Outstanding:
Class A	46,145
Class A2	117,303
Class C	16,980
Class I	136,928
Class IS	8,404,107

Net Asset Value:
Class A (and redemption price)	$11.93
Class A2 (and redemption price)	$11.77
Class C*	$11.52
Class I (and redemption price)	$12.22
Class IS (and redemption price)	$12.08
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.66
Class A2 (based on maximum initial sales charge of 5.75%)	$12.49

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

26	QS Strategic Real Return Fund 2017 Annual Report

Consolidated statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends	$1,269,379
Return of capital (Note 1(j))	(134,062)
Net Dividends and Distributions	1,135,317
Interest	1,115,516
Less: Foreign taxes withheld	(45,527)
Total Investment Income	2,205,306

Expenses:
Investment management fee (Note 2)	871,849
Registration fees	72,695
Audit and tax fees	71,391
Custody fees	71,040
Fund accounting fees	37,696
Commodity pool reports	32,500
Legal fees	31,944
Shareholder reports	26,194
Trustees’ fees	15,444
Transfer agent fees (Note 5)	8,975
Service and/or distribution fees (Notes 2 and 5)	7,777
Insurance	6,407
Interest expense	6,096
Fees recaptured by investment manager (Note 2)	465
Miscellaneous expenses	11,818
Total Expenses	1,272,291
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(114,919)
Net Expenses	1,157,372
Net Investment Income	1,047,934

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	3,889,746
Futures contracts	93,762
Forward foreign currency contracts	560,536
Foreign currency transactions	5,725
Net Realized Gain	4,549,769
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	515,137
Futures contracts	(78,206)
Forward foreign currency contracts	(496,828)
Foreign currencies	246
Change in Net Unrealized Appreciation (Depreciation)	(59,651)
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	4,490,118
Increase in Net Assets From Operations	$5,538,052

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	27

Consolidated statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$1,047,934	$632,180
Net realized gain (loss)	4,549,769	(1,028,280)
Change in net unrealized appreciation (depreciation)	(59,651)	6,120,650
Increase in Net Assets From Operations	5,538,052	5,724,550

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(2,489,657)	(4,371,056)
Decrease in Net Assets From Distributions to Shareholders	(2,489,657)	(4,371,056)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	7,412,581	6,382,490
Reinvestment of distributions	2,489,457	4,370,748
Cost of shares repurchased	(29,516,828)	(10,562,590)
Increase (Decrease) in Net Assets From Fund Share Transactions	(19,614,790)	190,648
Increase (Decrease) in Net Assets	(16,566,395)	1,544,142

Net Assets:
Beginning of year	121,862,605	120,318,463
End of year*	$105,296,210	$121,862,605
*Includesundistributed net investment income and accumulated net investment loss, respectively, of:	$1,839,050	$(229,342)

See Notes to Consolidated Financial Statements.

28	QS Strategic Real Return Fund 2017 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$11.63	$11.57	$13.78	$14.20	$14.16	$13.27

Income (loss) from operations:
Net investment income (loss)	0.05	0.01	(0.06)	0.04	0.06	0.10
Net realized and unrealized gain (loss)	0.49	0.48	(1.96)	(0.06)	0.26	0.87
Total income (loss) from operations	0.54	0.49	(2.02)	(0.02)	0.32	0.97

Less distributions from:
Net investment income	—	—	—	—	(0.22)	(0.07)
Net realized gains	(0.24)	(0.43)	(0.19)	(0.40)	(0.06)	(0.01)
Total distributions	(0.24)	(0.43)	(0.19)	(0.40)	(0.28)	(0.08)

Net asset value, end of year	$11.93	$11.63	$11.57	$13.78	$14.20	$14.16
Total return[4]	4.75%	4.41%	(14.82)%	(0.15)%	2.27%	7.39%

Net assets, end of year (000s)	$551	$1,143	$1,864	$3,697	$5,156	$7,573

Ratios to average net assets:
Gross expenses[5]	1.49%[6]	1.47%[6]	1.49%[6]	1.58%[7]	1.52%	1.51%
Net expenses[5,8,9]	1.33 [6]	1.33 [6]	1.32 [6]	1.32 [7]	1.32	1.31
Net investment income (loss)	0.46	0.07	(0.49)	0.32 [7]	0.41	0.75

Portfolio turnover rate	42%	41%	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	29

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.50	$11.47	$13.69	$14.13	$14.16	$14.01

Income (loss) from operations:
Net investment income (loss)	0.04	(0.00) [5]	(0.06)	0.02	0.03	0.01
Net realized and unrealized gain (loss)	0.47	0.46	(1.97)	(0.06)	0.27	0.14
Total income (loss) from operations	0.51	0.46	(2.03)	(0.04)	0.30	0.15

Less distributions from:
Net investment income	—	—	—	—	(0.27)	—
Net realized gains	(0.24)	(0.43)	(0.19)	(0.40)	(0.06)	—
Total distributions	(0.24)	(0.43)	(0.19)	(0.40)	(0.33)	—

Net asset value, end of year	$11.77	$11.50	$11.47	$13.69	$14.13	$14.16
Total return[6]	4.54%	4.27%	(15.07)%	(0.30)%	2.17%	1.07%

Net assets, end of year (000s)	$1,381	$1,358	$1,435	$1,844	$1,672	$154

Ratios to average net assets:
Gross expenses[7]	1.74%[8]	1.75%[8]	1.77%	2.08%[9]	1.83%[8]	1.74%[9]
Net expenses[7,10,11]	1.53 [8]	1.53 [8]	1.53	1.52 [9]	1.49 [8]	1.51 [9]
Net investment income (loss)	0.36	(0.01)	(0.50)	0.17 [9]	0.24	1.20 [9]

Portfolio turnover rate	42%	41%	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period October 31, 2012 (inception date) to November 30, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Annualized.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

30	QS Strategic Real Return Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$11.31	$11.35	$13.63	$14.13	$14.07	$13.22

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.07)	(0.17)	(0.05)	(0.05)	(0.00) [4]
Net realized and unrealized gain (loss)	0.47	0.46	(1.92)	(0.05)	0.26	0.86
Total income (loss) from operations	0.45	0.39	(2.09)	(0.10)	0.21	0.86

Less distributions from:
Net investment income	—	—	—	—	(0.09)	(0.00) [4]
Net realized gains	(0.24)	(0.43)	(0.19)	(0.40)	(0.06)	(0.01)
Total distributions	(0.24)	(0.43)	(0.19)	(0.40)	(0.15)	(0.01)

Net asset value, end of year	$11.52	$11.31	$11.35	$13.63	$14.13	$14.07
Total return[5]	3.98%	3.68%	(15.50)%	(0.74)%	1.49%	6.52%

Net assets, end of year (000s)	$196	$373	$490	$1,035	$1,260	$1,808

Ratios to average net assets:
Gross expenses[6]	2.28%[7]	2.28%	2.32%[7]	2.42%[8]	2.43%	2.45%
Net expenses[6,9,10]	2.08 [7]	2.08	2.07 [7]	2.07 [8]	2.07	2.06
Net investment income (loss)	(0.18)	(0.62)	(1.33)	(0.42) [8]	(0.33)	(0.02)

Portfolio turnover rate	42%	41%	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	31

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2017	2016	2015	2014[2]		2013[3]	2012[3]

Net asset value, beginning of year	$11.87	$11.77	$14.02	$14.42		$14.19	$13.30

Income (loss) from operations:
Net investment income (loss)	0.11	0.05	(0.01)	0.07		0.10	(0.04)
Net realized and unrealized gain (loss)	0.48	0.48	(2.01)	(0.07)		0.26	1.05
Total income (loss) from operations	0.59	0.53	(2.02)	(0.00)	[4]	0.36	1.01

Less distributions from:
Net investment income	—	—	(0.04)	—		(0.07)	(0.11)
Net realized gains	(0.24)	(0.43)	(0.19)	(0.40)		(0.06)	(0.01)
Total distributions	(0.24)	(0.43)	(0.23)	(0.40)		(0.13)	(0.12)

Net asset value, end of year	$12.22	$11.87	$11.77	$14.02		$14.42	$14.19
Total return[5]	5.08%	4.68%	(14.62)%	(0.01)%		2.59%	7.64%

Net assets, end of year (000s)	$1,674	$906	$808	$955		$890	$613

Ratios to average net assets:
Gross expenses[6]	1.20%[7]	1.17%[7]	1.24%[7]	1.44%[8]		1.26%[7]	1.22%
Net expenses[6,9,10]	1.08 [7]	1.08 [7]	1.08 [7]	1.07	[8]	1.07 [7]	1.06
Net investment income (loss)	0.97	0.47	(0.05)	0.61	[8]	0.69	(0.32)

Portfolio turnover rate	42%	41%	65%	25%		55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

32	QS Strategic Real Return Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.73	$11.62	$13.85	$14.22	$14.19	$12.99

Income (loss) from operations:
Net investment income	0.11	0.06	0.01	0.08	0.10	0.15
Net realized and unrealized gain (loss)	0.48	0.48	(2.00)	(0.05)	0.26	1.17
Total income (loss) from operations	0.59	0.54	(1.99)	0.03	0.36	1.32

Less distributions from:
Net investment income	—	—	(0.05)	—	(0.27)	(0.12)
Net realized gains	(0.24)	(0.43)	(0.19)	(0.40)	(0.06)	(0.00)	[5]
Total distributions	(0.24)	(0.43)	(0.24)	(0.40)	(0.33)	(0.12)

Net asset value, end of year	$12.08	$11.73	$11.62	$13.85	$14.22	$14.19
Total return[6]	5.14%	4.83%	(14.58)%	0.21%	2.60%	10.25%

Net assets, end of year (000s)	$101,496	$118,083	$115,721	$137,031	$133,765	$123,690

Ratios to average net assets:
Gross expenses[7]	1.08%	1.08%	1.04%	1.08%[8]	1.09%	1.06%[8]
Net expenses[7,9,10]	0.98	0.98	0.98	0.97 [8]	0.97	0.96	[8]
Net investment income	0.91	0.55	0.04	0.70 [8]	0.74	1.16	[8]

Portfolio turnover rate	42%	41%	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period December 15, 2011 (inception date) to November 30, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2017 Annual Report	33

Notes to consolidated financial statements

1. Organization and significant accounting policies

QS Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange

34	QS Strategic Real Return Fund 2017 Annual Report

or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

QS Strategic Real Return Fund 2017 Annual Report	35

Notes to consolidated financial statements (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$35,105,410	—	$35,105,410
Corporate bonds & notes	—	2,492,841	—	2,492,841
U.S. Government & agency obligations	—	18,533,157	—	18,533,157
Common stocks:
Consumer discretionary	$1,785,365	847,011	—	2,632,376
Consumer staples	714,920	707,649	—	1,422,569
Energy	502,162	748,804	—	1,250,966
Financials	2,547,206	2,181,514	—	4,728,720
Health care	2,541,020	450,983	—	2,992,003
Industrials	1,230,934	1,030,947	—	2,261,881
Information technology	2,905,268	736,028	—	3,641,296
Materials	509,074	800,905	—	1,309,979
Real estate	—	216,444	—	216,444
Telecommunication services	184,081	683,379	—	867,460
Utilities	135,141	217,445	—	352,586
Investments in underlying funds	17,618,939	—	—	17,618,939
Total long-term investments	30,674,110	64,752,517	—	95,426,627
Short-term investments†	5,829,485	—	—	5,829,485
Total investments	$36,503,595	$64,752,517	—	$101,256,112
Other financial instruments:
Futures contracts	882,803	—	—	882,803
Forward foreign currency contracts	—	74,840	—	74,840
Total other financial instruments	$882,803	$74,840	—	$957,643
Total	$37,386,398	$64,827,357	—	$102,213,755

36	QS Strategic Real Return Fund 2017 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$397,053	—	—	$397,053
Forward foreign currency contracts	—	$536,745	—	536,745
Total	$397,053	$536,745	—	$933,798

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, securities valued at $8,621,109 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

QS Strategic Real Return Fund 2017 Annual Report	37

Notes to consolidated financial statements (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For

38	QS Strategic Real Return Fund 2017 Annual Report

bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with

QS Strategic Real Return Fund 2017 Annual Report	39

Notes to consolidated financial statements (cont’d)

collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of September 30, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $536,745. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

40	QS Strategic Real Return Fund 2017 Annual Report

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$148,717	$(113,327)	$(35,390)
(b)	871,741	(871,741)	—

(a)	Reclassifications are due to adjustments to prior year tax net operating loss and gains realized by the Fund’s wholly owned subsidiary.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies and inflation protected securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Investors, LLC (“QS Investors”) is the Fund’s adviser and a subadviser. ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd. (“Western Japan”) are also the Fund’s subadvisers. Western Asset also manages the portion of the Fund’s cash and short-term instruments

QS Strategic Real Return Fund 2017 Annual Report	41

Notes to consolidated financial statements (cont’d)

allocated to it pursuant to a separate subadvisory agreement between LMPFA and Western Asset (“Western Asset Agreement”). LMPFA, QS Investors, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS Investors the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short term instruments allocated to Western Asset. QS Investors is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS Investors also provides management for a portion of the Fund’s assets.

LMPFA pays QS Investors for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by QS Investors to the Subsidiary. LMPFA pays QS Investors for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by QS Investors. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. For Western Asset’s cash management services to the Fund pursuant to the Western Asset Agreement, LMPFA, not the Fund, pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by LMPFA. Western Asset pays Western Asset Limited for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual fund operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown

42	QS Strategic Real Return Fund 2017 Annual Report

in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2018, may be terminated prior to that date by agreement of LMPFA and the Board of Trustees, and may be terminated at any time after that date by LMPFA. The arrangements, however, may be modified by LMPFA to decrease total annual fund operating expenses at any time.

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $114,919.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2018	$4,247	$3,951	$1,753	$1,481	$91,577
Expires September 30, 2019	1,961	2,972	854	861	113,331
Expires September 30, 2020	1,137	2,689	540	1,492	109,061
Total fee waivers/expense reimbursements subject to recapture	$7,345	$9,612	$3,147	$3,834	$313,969

For the year ended September 30, 2017, LMPFA recaptured $132, $315, $12 and $6 for Class A, Class A2, Class C and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2017, LMIS and its affiliates retained sales charges of $0 and $683 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended September 30, 2017, there were no CDSCs paid to LMIS and its affiliates.

QS Strategic Real Return Fund 2017 Annual Report	43

Notes to consolidated financial statements (cont’d)

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2017, Legg Mason and its affiliates owned 96% of the Fund.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$11,445,662	$24,482,358
Sales	19,850,952	32,817,737

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$88,992,402	$12,842,742	$(579,032)	$12,263,710
Futures contracts	—	882,803	(397,053)	485,750
Forward foreign currency contracts	—	74,840	(536,745)	(461,905)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at September 30, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[2]	$121,907	—	$157,123	$603,773	$882,803
Forward foreign currency contracts	—	$74,840	—	—	74,840
Total	$121,907	$74,840	$157,123	$603,773	$957,643

44	QS Strategic Real Return Fund 2017 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Futures contracts[2]	$396,030	—	$1,023	$397,053
Forward foreign currency contracts	—	$536,745	—	536,745
Total	$396,030	$536,745	$1,023	$933,798

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts	$(267,127)	—	$265,386	$95,503	$93,762
Forward foreign currency contracts	—	$560,536	—	—	$560,536
Total	$(267,127)	$560,536	$265,386	$95,503	$654,298

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts	$(244,181)	—	$147,644	$18,331	$(78,206)
Forward foreign currency contracts	—	$(496,828)	—	—	(496,828)
Total	$(244,181)	$(496,828)	$147,644	$18,331	$(575,034)

During the year ended September 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$44,026,193
Futures contracts (to sell)	21,794,754
Forward foreign currency contracts (to buy)	61,099,477
Forward foreign currency contracts (to sell)	12,850,548

QS Strategic Real Return Fund 2017 Annual Report	45

Notes to consolidated financial statements (cont’d)

The following table presents the Fund's OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$544	$(35,448)	$(34,904)	—	$(34,904)
Citibank N.A.	—	(11,772)	(11,772)	—	(11,772)
HSBC Bank USA, N.A.	70,056	(323,733)	(253,677)	—	(253,677)
UBS AG	4,240	(165,792)	(161,552)	—	(161,552)
Total	$74,840	$(536,745)	$(461,905)	—	$(461,905)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,837	$1,052
Class A2	3,227	4,987
Class C	2,713	546
Class I	—	1,410
Class IS	—	980
Total	$7,777	$8,975

For the year ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,137
Class A2	2,689
Class C	540
Class I	1,492
Class IS	109,061
Total	$114,919

46	QS Strategic Real Return Fund 2017 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Realized Gains:
Class A	$20,224	$57,463
Class A2	26,012	51,513
Class C	7,665	18,211
Class I	11,118	32,701
Class IS	2,424,638	4,211,168
Total	$2,489,657	$4,371,056

7. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,415	$16,295	11,575	$131,226
Shares issued on reinvestment	1,795	20,024	5,172	57,155
Shares repurchased	(55,357)	(623,742)	(79,632)	(900,996)
Net decrease	(52,147)	$(587,423)	(62,885)	$(712,615)

Class A2
Shares sold	21,612	$244,593	20,155	$225,911
Shares issued on reinvestment	2,359	26,012	4,709	51,513
Shares repurchased	(24,837)	(277,994)	(31,870)	(359,441)
Net decrease	(866)	$(7,389)	(7,006)	$(82,017)

Class C
Shares sold	184	$2,032	496	$5,552
Shares issued on reinvestment	707	7,665	1,683	18,211
Shares repurchased	(16,853)	(184,577)	(12,363)	(136,680)
Net decrease	(15,962)	$(174,880)	(10,184)	$(112,917)

Class I
Shares sold	132,770	$1,541,093	17,402	$202,542
Shares issued on reinvestment	974	11,118	2,904	32,701
Shares repurchased	(73,127)	(843,685)	(12,665)	(145,473)
Net increase	60,617	$708,526	7,641	$89,770

QS Strategic Real Return Fund 2017 Annual Report	47

Notes to consolidated financial statements (cont’d)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class IS
Shares sold	491,604	$5,608,568	520,713	$5,817,259
Shares issued on reinvestment	215,394	2,424,638	379,043	4,211,168
Shares repurchased	(2,373,455)	(27,586,830)	(785,186)	(9,020,000)
Net increase (decrease)	(1,666,457)	$(19,553,624)	114,570	$1,008,427

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Net long-term capital gains	$2,489,657	$4,371,056

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,527,927
Undistributed long-term capital gains — net	2,799,941
Total undistributed earnings	4,327,868
Other book/tax temporary differences (a)	(909,102)
Unrealized appreciation (depreciation) (b)	12,286,086
Total accumulated earnings (losses) — net	$15,704,852

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and inflation indexed bonds.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

48	QS Strategic Real Return Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS Strategic Real Return Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the QS Strategic Real Return Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust, as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

QS Strategic Real Return Fund 2017 Annual Report	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Strategic Real Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

50	QS Strategic Real Return Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

QS Strategic Real Return Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

52	QS Strategic Real Return Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS Strategic Real Return Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

54	QS Strategic Real Return Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Strategic Real Return Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	12/6/2016	6/12/2017
Payable date:	12/7/2016	6/13/2017
Long-term capital gain dividend	$0.230860	$0.005030

Please retain this information for your records.

56	QS Strategic Real Return Fund

QS

Strategic Real Return Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Investors, LLC

Subadvisers

ClearBridge Investments, LLC

QS Investors, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013120 11/17 SR17-3196

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 89,074 in September 30, 2016 and $214,935 in September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,250 in September 30, 2016 and $0 in September 30, 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,737 in September 30, 2016 and $27,852 in September 30, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,599 in September 30, 2016 and $0 in September 30, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2016 and September 30, 2017; Tax Fees were 100% and 100% for September 30, 2016 and September 30, 2017; and Other Fees were 100% and 100% for September 30, 2016 and September 30, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $197,515 in September 30, 2016 and $271,895 in September 30, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017